MEMORANDUM FROM DIVERSIFIED TO GRANVILLE-SMITH
     AS ATTACHED TO THE SETTLEMENT AGREEMENT (EXHIBIT 10.13)
                      DATED APRIL 24, 1997
                  (ON DIVERSIFIED LETTERHEAD)


    Diversified Corporate Consulting Group, L.L.C.
    A Delaware Limited Liability Company
    Business Consultants & Advisors





    MEMORANDUM

    TO:          Edward Granville-Smith
    FROM:        William A Calvo, III
    DATE:        April 24, 1997
    SUBJECT:     Matters Ancillary to Settlement Agreement
    REFERENCES:  Modifications Proposed by Jay C. Salyer, Jr.



    Dear Ted:

       Confirming our conversation of this morning:

    1. The Settlement Agreement is to be executed in its original form.

    2. To the extent that any of the following hold more than 10% of the common stock in Equity Growth Systems, Inc. or serve as officers or directors thereof, they are subject to resale restrictions imposed by Securities and Exchange Commission Rule 144:

        A.  William A. Calvo, III (40,000 shares);

        B.  William A. Calvo, III as trustee for William A Calvo,
            IV (40,000);

        C.  William A. Calvo, III as trustee for Alexander
            Nicholas Calvo (40,000 shares);

        D.  William A. Calvo, III, as trustee for Edward Patrick
            Calvo (40,000 shares);

        E.  Cyndi Noyes Calvo (40,000 shares);

        F.  William A. Calvo, III & Cyndi Noyes Calvo, JTWRS
            (100,000 shares);

        G.  Joseph D. Radcliffe (200,000 shares);

        H.  Diversified Corporate Consulting Group, L.L.C.
            (2000,000 shares);

        I.  Dennis Radcliffe (50,000 shares); and

        J.  Michael J. Radcliffe (50,000 shares).


    3. Immediately following execution of the settlement agreement and filing thereof, Diversified Corporate Consulting Group, L.L.C., and Joseph D. Radcliffe (each record holders of 200,000 shares, approximately 5.9% of the outstanding common stock), and, William A. Calvo, III (the holder of 40,000 shares of common stock as an individual, 100,000 shares as a joint tenant with his wife and 120,000 shares as a trustee for his children), will file Forms 3 and Schedules 13(g) prepared by your legal counsel in form satisfactory to me with the Securities and Exchange Commission, complying with reporting obligations for holders of more than 5% and 10% respectively of a Section 12(g) issuer's common stock. Such forms will aggregate the securities owned by the foregoing persons not filing such reports with those of the reporting persons and will disclose the basis for such aggregation, although Dennis Radcliffe, Michael J. Radcliffe and Cyndi Noyes Calvo may not meet the aggregation requirements. It is also possible that the children for whom I serve as trustee will not meet such aggregation requirements.


    4. In conjunction with the foregoing, to the extent that any of the foregoing are required to transfer securities in order to meet tasks requested by you or anyone authorized to act for Equity Growth Systems, Inc. (E.g., payments to other consultants or service providers), such person would be reimbursed in kind from Equity Growth Systems, Inc., immediately thereafter. Any such transactions shall, to the extent legally possible, be exempt from any of the foregoing restrictions.


    5. In consideration for the foregoing, each such person shall, for so long as the foregoing legal impediments exist, have the right to have their shares registered with the Securities and Exchange Commission on any registration or notification statement filed by Equity Growth Systems, Inc. under the Securities Act of 1933, as amended, as well as with any state securities regulatory authorities; subject to such reasonable restrictions negotiated with them in good faith, as the underwriters involved in such transaction may request.

    6. The foregoing restrictions will cease to apply at the time that they are no longer legally mandated.

                With best personal regards, we are

                         Very truly yours

          Diversified Corporate Consulting Group, L.L.C.

                        William A. Calvo, III
                        Managing Member


  The forgoing is hereby accepted, as of the date first set forth above:

                  Equity Growth Systems, Inc.

                     Edward Granville-Smith
              Chairman and Chief Executive Officer